UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

January 22, 2020

CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

Redemption of 4.25% Senior Notes due 2021

On January 22, 2020, Campbell Soup Company (the “Company”) completed the previously announced redemption of all $500 million outstanding aggregate principal amount of the Company’s 4.25% Senior Notes due 2021 (the “Redemption Notes”). The Redemption Notes were redeemed at a price (inclusive of accrued and unpaid interest) of 104.167% of the principal amount thereof on January 22, 2020 in accordance with the indenture.

Upsize, Early Results, Pricing and Settlement of Tender Offers

On January 23, 2020, the Company issued a press release (the “Upsize and Early Tender Results Press Release”) announcing the upsize and the early tender date results of its previously announced offers to purchase for cash (the “Tender Offers”) up to the Maximum Tender Amount (as defined herein) of its outstanding 3.30% Senior Notes due 2021, 3.80% Senior Notes due 2042, 3.65% Senior Notes due 2023, 3.95% Senior Notes due 2025, 3.30% Senior Notes due 2025 and 4.15% Senior Notes due 2028. The Company has amended the terms of the Tender Offers to increase the combined aggregate principal amount of the securities subject to the Tender Offers from $1.0 billion to $1.2 billion (the “Maximum Tender Amount”). Additionally, the Company has amended the Tender Offers to increase the previously announced series tender caps (i) with respect to the 3.30% Senior Notes due 2021, from $300,000,000 to $328,644,000 and (ii) with respect to the 3.65% Senior Notes due 2023, from $400,000,000 to $633,846,000. The Tender Offers are being made pursuant to, and are subject to the satisfaction or waiver of the terms and conditions set forth in, the Offer to Purchase dated January 8, 2020, as amended by the Upsize and Early Tender Results Press Release. A copy of the Upsize and Early Tender Results Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on January 23, 2020, the Company announced the pricing of the notes validly tendered, not validly withdrawn and accepted for purchase in the Tender Offers. A copy of the press release announcing the pricing is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On January 24, 2020, the Company completed the settlement of the Tender Offers. Because the Company accepted for purchase the Maximum Tender Amount, no additional notes will be purchased pursuant to the Tender Offers after January 24, 2020.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

99.1	Upsize and Early Tender Results Press Release dated January 23, 2020.
99.2	Tender Offers Pricing Press Release dated January 23, 2020.
104	The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

EXHIBIT INDEX

Exhibit No.
99.1	Upsize and Early Tender Results Press Release dated January 23, 2020.

99.2	Tender Offers Pricing Press Release dated January 23, 2020.

104	The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

By:	/s/ Mick Beekhuizen
Mick Beekhuizen
Executive Vice President and Chief Financial Officer

Date: January 24, 2020